                              PROSPECT STREET(R)
                          HIGH INCOME PORTFOLIO, INC.

                                     ANNUAL
                                    REPORT
                                OCTOBER 31, 2001

                                     [LOGO]
                                      WALL
                               PROSPECT STREET(R)

                                                             December 18, 2001

LETTER TO SHAREHOLDERS

Dear Shareholders:

    On October 31, 2001, the net asset value of Prospect Street High Income Portfolio, Inc. (the "Fund") was $3.12, as compared to $5.30 on October 31, 2000. During the fiscal period ended October 31, 2001, the Fund paid dividends to common stock shareholders of $0.90 per share.

2001 ANNUAL STOCKHOLDERS MEETING:
    At the Annual Meeting of Stockholders held on March 20, 2001, the stockholders approved Ernst & Young LLP as the Fund's independent auditors for the October 31, 2001 fiscal year audit.

    Also at this meeting, the shareholders re-elected James Dondero as a Class I Director of the Fund. The Fund's shareholders also approved (i) an amendment to the Fund's charter to provide for a "supermajority" vote of the Board of Directors and the shareholders of the Fund in order to change key aspects of the Fund and (ii) changes to certain of the Fund's fundamental investment restrictions to permit the Fund, among other things, to invest in senior secured floating rate loans.

NEW BOARD MEMBER:
    During November 2001, the Directors of the Fund held special meetings to accept the resignation of John Honis, a disinterested Director, and to elect Bryan Ward, a new disinterested Director. On behalf of the remaining Directors and Highland Capital Management, L.P., we would like to thank Mr. Honis for his dedication and service to the Fund on behalf of its shareholders.

THE HIGH YIELD MARKET:
    The past fiscal year has been very dynamic for the fixed income markets. Real interest rates moved toward zero as two-year US Treasuries traded below 2.50% in November 2001. Despite real interest rates being virtually zero or negative when compared to a trailing 12 month Bloomberg year-over-year CPI Index of 2.6%, some market participants are looking for another interest rate cut. Based upon recent comments by the Federal Reserve Bank of Richmond's President, Al Broaddus, that "It's because we have low inflation that we have been able to act so aggressively," it is our opinion that the markets will likely see another ease in the near future.

    While much of the focus has been on the short end of the yield curve, it was the US Treasury's Halloween announcement that it would do away with thirty-year Treasuries that proved to be a trick for anyone short the bond or a treat for any trader who was long the bond. The Treasury's decision to eliminate the bond will cause a shift in duration targets for high-grade investors as well as increased Treasury supply in the belly of the curve. It is the latter which should ultimately weigh on the market and credit spreads on a relative value basis.

    High yield mutual funds experienced a net inflow of $5.006 billion for the twelve months ended October 31, 2001, as compared to a net outflow of $9.387 billion for the twelve months ended October 31, 2000. The new issue market for the twelve months ended October 31, 2001 was $80.8 billion, which represented an increase of 54.8% over the twelve month period ended October 31, 2000, but was still significantly lower than the new issue volume for the twelve months ended October 31, 1999.

    The high yield market, as measured by the B, CCC and Distressed CSFB High Yield Indices, generated total returns of 1.19%, (11.27%), and (27.44%), respectively, for the twelve-month period ended October 31, 2001. At October 31, 2001, the spread between high yield securities and comparable U.S. Government securities stood at 993 basis points, up from 819 basis points at April 30, 2001 and 837 basis points at October 31, 2000. Widening credit spreads and increasing defaults continue to effect primary bond issuance.

THE FUND'S INVESTMENTS:
    The total return on the Fund's per share market price for the twelve months ended October 31, 2001, assuming reinvestment of dividends, was approximately (9.63%). The total return on the Fund's net assets, assuming reinvestment of dividends, was approximately (24.15%) for the twelve months ended October 31, 2001. The variation in total returns is attributable to the increase in the per share market value premium from 5.91% to 33.33% during the period.

    Factors contributing to this performance were lower valuations of many of the Fund's investments for some of the reasons discussed above, including generally prevailing adverse market conditions, attributable to higher default rates and diminished liquidity in the high-yield sector.

    As of October 31, 2001, the Fund invested in 81 issuers representing 33 industry groups. Cash and short-term investments represented approximately 10.11% of the Fund's holdings. The average cost of the Fund's high yield securities was $0.54 with an average coupon of 10.25%.

CONCLUSION:
    In light of the difficult market environment and the after effects of the events of September 11, 2001, we believe there are pockets in the high yield market that still present investors with an attractive return opportunity.

    Management continues to evaluate the Fund's investments, seeking to maximize the Fund's total return on net assets.

                                        Respectfully submitted,

                                        /s/James Dondero
                                        --------------------------
                                        James Dondero
                                        President

                                        /s/ Mark Okada
                                        --------------------------
                                        Mark Okada
                                        Executive Vice President

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001


FIXED INCOME -- 80.87%(a)
                                                                         Ratings
                                                                   -------------------
 Par                                                        Standard                   Value
Value         Description                                   & Poor's    Moody's       (Note 2)
-----         -----------                                   ---------   -------       --------
              AEROSPACE AND DEFENSE -- 1.05%
$  1,731,000  AM General, 12.88%, BOND, 5/1/2002 .......    B           Caa1         $  1,696,380
                                                                                     ------------
                                                                                        1,696,380
                                                                                     ------------
              BEVERAGE, FOOD AND TOBACCO -- 3.38%
   1,500,000  New World Coffee, 14.00%, BOND, 6/15/2003     B-          B3              1,432,500
   3,750,000  North Atlantic Trading Company, Inc.,
                11.00%, BOND, 6/15/2004 ................    B           B3              3,225,000
   4,000,000  Vlasic Foods, 10.25%, BOND, 7/1/2009* ....    D           C                 800,000
                                                                                     ------------
                                                                                        5,457,500
                                                                                     ------------
              BROADCASTING AND ENTERTAINMENT -- 12.31%
   5,000,000  XM Satellite Radio, 14.00%, BOND,
                3/15/2010 ..............................    CCC+        Caa1            2,500,000
   6,000,000  Sirius Satellite Radio, 14.50%, BOND,
                5/15/2009 ..............................    CCC+        Caa1            1,800,000
   8,200,000  Innova A DE R.L., 12.88%, BOND, 4/1/2007      B-          B3              6,970,000
   7,740,000  Orion Network, 11.25%, BOND, 1/15/2007 ...    CCC+        Ca              3,870,000
   7,990,000  Satelites Mexicanos, 10.13%, BOND,
                11/1/2004 ..............................    B-          B3              4,714,100
                                                                                     ------------
                                                                                       19,854,100
                                                                                     ------------
              BUILDINGS AND REAL ESTATE -- 4.67%
   5,000,000  Meditrust, 7.51%, BOND, 9/26/2003 ........    BB-         Ba3             4,843,230
   4,000,000  Fortress Group, 13.75%, BOND, 5/15/2003 ..    NR          Caa2            2,520,000
   5,000,000  Kevco, Inc., 10.38%, BOND, 12/1/2007* ....    NR          Ca                175,000
                                                                                     ------------
                                                                                        7,538,230
                                                                                     ------------
              CARGO TRANSPORT -- .42%
   1,500,000  MTL, 10.00%, BOND, 6/15/2006 .............    B-          Caa1              675,000
                                                                                     ------------
                                                                                          675,000
                                                                                     ------------
              CHEMICALS, PLASTICS AND RUBBER -- 4.62%
  16,150,000  Moll Industries, 10.50%, BOND, 7/1/2008 ..    C           Caa3            6,460,000
   1,000,000  Berry Plastics, 11.00%, BOND, 7/15/2007 ..    B-          B3                990,000
                                                                                     ------------
                                                                                        7,450,000
                                                                                     ------------
              CONTAINERS, PACKAGING AND GLASS -- .91%
   1,500,000  Sweetheart Cup, 10.50%, Sr. Sub Notes,
                9/1/2003 ...............................    B-          Caa1            1,462,500
                                                                                     ------------
                                                                                        1,462,500
                                                                                     ------------
              DIVERSIFIED NATURAL RESOURCES, PRECIOUS
              METALS -- 10.13%
   2,000,000  American Tissue Inc., 12.50%, BOND,
                7/15/2006* .............................    NR          Caa2              440,000
   3,000,000  Riverwood, 10.88%, BOND, 4/1/2008 ........    CCC+        Caa1            2,895,000
  20,000,000  Uniforet, 11.13%, BOND, 10/15/2006* ......    D           Ca             13,000,000
                                                                                     ------------
                                                                                       16,335,000
                                                                                      -----------
              DIVERSIFIED/CONGLOMERATE MANUFACTURING --
              1.94%
   1,000,000  Pentacon Inc., 12.25%, BOND, 4/1/2009 ....    C           Ca                250,000
   3,000,000  Herbst Gaming, 10.75%, BOND, 09/01/2008 ..    B           B2              2,880,000
                                                                                     ------------
                                                                                        3,130,000
                                                                                     ------------
              DIVERSIFIED/CONGLOMERATE SERVICE -- 1.95%
   4,000,000  Localiza Rent, 10.25%, BOND, 10/1/2005 ...    B+          B3              3,140,000
                                                                                     ------------
                                                                                        3,140,000
                                                                                     ------------
              ELECTRONICS -- .50%
   4,000,000  Globix Corporation, 12.50%, BOND, 2/1/2010   CCC         NR                800,000
                                                                                     ------------
                                                                                          800,000
                                                                                     ------------
              FINANCE -- .89%
   1,115,600  Altiva Financial, 12.00%, BOND, 6/15/2006*    NR          NR                      0
   1,500,000  Life Financial, 13.50%, BOND, 3/15/2004 ..    NR          NR              1,440,000
                                                                                     ------------
                                                                                        1,440,000
                                                                                     ------------
              HEALTHCARE, EDUCATION AND CHILDCARE --
              5.99%
   1,911,835  Genesis Health Ventures, LIBOR + 500bps,
                Senior Notes, 4/02/2007                     B+          B2              1,911,835
   5,000,000  Genesis Health Ventures, LIBOR + 350bps,
                Term Loan B, 3/30/2007                      NR          Ba3             4,900,000
   2,000,000  Global Health, 11.00%, BOND, 5/1/2008* ...    D           C                 100,000
   5,000,000  La Petite Academy, Incorporated, 10.00%,
                BOND, 5/15/2008 ........................    CCC         Caa3            2,675,000
   5,000,000  PHP Healthcare, 6.50%, BOND, 12/15/2002* .    D           C                  75,000
                                                                                     ------------
                                                                                        9,661,835
                                                                                     ------------
              HOME AND OFFICE FURNISHINGS, HOUSEWARES,
              AND DURABLES -- 3.68%
   6,000,000  O'Sullivan, 13.38%, Notes, 10/15/2009 ....    B-          B3              4,200,000
   3,000,000  Home Product International, 9.63%, BOND,
                5/15/2008 ..............................    B-          Caa2            1,740,000
                                                                                     ------------
                                                                                        5,940,000
                                                                                     ------------
              HOTELS, MOTELS, INNS, AND GAMING -- .72%
   4,000,000  Epic Resorts, 13.00%, BOND, 6/15/2005* ...    D           Ca              1,160,000
                                                                                     ------------
                                                                                        1,160,000
                                                                                     ------------
              LEISURE, AMUSEMENT, ENTERTAINMENT -- 1.98%
   4,200,000  Booth Creek Ski, 12.50%, BOND, 3/15/2007 .    CCC+        Caa1            3,192,000
  25,750,000  Premier Cruises Ltd., 11.00%, BOND,
                3/15/2008* .............................    NR          NR                      0
  20,125,000  Marvel III Holdings Inc., 0.00%, BOND,
                4/15/2008* .............................    NR          NR                      0
                                                                                     ------------
                                                                                        3,192,000
                                                                                     ------------
              MACHINERY (NON AG, NON CONSTRUCT, NON
              ELECTRONIC) -- .16%
   6,500,000  Grove Worldwide, 9.25%, BOND, 5/1/2008* ..    NR          C                 260,000
                                                                                     ------------
                                                                                          260,000
                                                                                     ------------
              MINING, STEEL, IRON AND NONPRECIOUS METALS
              -- 1.70%
     290,820  Bramalea, 11.13%, BOND, 3/22/2008* .......    NR          Caa1                    0
   2,850,000  Renco Steel Holding, 10.88%, BOND,
                2/1/2005 ...............................    CCC+        Ca                256,500
      40,000  Haynes International, 11.63%, BOND,
                9/1/2004 ...............................    CCC+        Caa1               18,400
   3,085,000  Reunion Industries Inc., 13.00%, BOND,
                5/1/2003 ...............................    B-          B2              2,460,288
                                                                                     ------------
                                                                                        2,735,188
                                                                                     ------------
              OIL AND GAS -- 2.45%
   3,125,000  Belden & Blake, 9.88%, BOND, 6/15/2007 ...    CCC-        Caa3            2,468,750
   3,750,000  First Wave Marine Inc., 11.00%, BOND,
                2/1/2008* ..............................    D           NR                539,817
   1,000,000  Hornbeck-Leevac, 10.63%, BOND, 7/1/2008 ..    B+          B1                950,000
                                                                                     ------------
                                                                                        3,958,567
                                                                                     ------------
              PERSONAL TRANSPORTATION -- .77%
   2,000,000  Amtran, Inc., 10.50%, BOND, 8/1/2004 .....    CCC+        Caa1            1,240,000
                                                                                     ------------
                                                                                        1,240,000
                                                                                     ------------
              PERSONAL, FOOD AND MISCELLANEOUS SERVICES
              -- 1.13%
   1,000,000  Advantica Restaurant, 11.25%, BOND,
                1/15/2008 ..............................    CCC+        B3                620,000
   2,000,000  Outsourcing Services Group Inc., 10.88%,
                BOND, 3/1/2006 .........................    B-          B3              1,200,000
                                                                                     ------------
                                                                                        1,820,000
                                                                                     ------------
              PRINTING AND PUBLISHING -- 2.62%
  18,000,000  American Banknote Corporation, 11.25%,
                BOND, 12/1/2007* .......................    D           C               4,230,000
                                                                                     ------------
                                                                                        4,230,000
                                                                                     ------------
              RETAIL STORES -- 4.32%
   2,000,000  Petro Stopping Center, 10.50%, BOND,
                2/1/2007 ...............................    B-          Caa1            1,620,000
   2,250,000  Wickes Lumber Co., 11.63%, BOND,
                12/15/2003 .............................    CCC+        Caa1            1,350,000
   4,210,000  JoAnn Stores Inc., 10.38%, BOND, 5/1/2007     B-          B3              2,704,925
   6,500,000  Silver Cinemas Inc., 10.50%, BOND,
                4/15/2005* .............................    D           Ca                487,500
   1,000,000  J. Crew, 10.38%, BOND, 10/15/2007 ........    CCC+        Caa1              800,000
                                                                                     ------------
                                                                                        6,962,425
                                                                                     ------------
              STRUCTURED FINANCE OBLIGATIONS -- 2.11%
   4,000,000  DLJ CBO LTD., 11.96%, Class C-2 Notes,
                4/15/2011 ..............................    NR          Ba3             3,400,000
                                                                                     ------------
                                                                                        3,400,000
                                                                                     ------------
              TELECOMMUNICATIONS -- 7.43%
   4,000,000  BTI Telecom Corporation, 10.50%, BOND,
                9/15/2007* .............................    C           Ca              1,080,000
     500,000  Econophone (Destia Comm.), 13.50%, BOND,
                7/15/2007 ..............................    NR          D                   2,500
   2,000,000  Fairpoint Communciations, 12.50%, BOND,
                5/01/2010 ..............................    B-          B3              1,560,000
   1,500,000  Telehub Communications Corporation,
                13.88%, BOND, 7/31/2005* ...............    NR          NR                120,000
   3,000,000  GST Equipment Funding, 13.25%, BOND,
                5/1/2007* ..............................    B+          B2              1,650,000
   7,000,000  GST Network Funding, 10.50%, BOND,
                5/1/2008* ..............................    B+          B2              3,115,000
   7,321,000  Mpower, 13.00%, BOND, 4/1/2010 ...........    CCC         Ca              1,098,150
   8,500,000  Globalstar, L.P., 11.38%, BOND, 2/15/2004*    D           Ca                722,500
  15,480,000  Motient Corporation, 12.25%, BOND,
                4/1/2008* ..............................    NR          NR              2,631,600
                                                                                     ------------
                                                                                       11,979,750
                                                                                     ------------
              TEXTILES AND LEATHER -- .28%
   2,000,000  Galey & Lord Inc., 9.13%, BOND, 3/1/2008 .    CCC+        Ca                340,000
   2,880,000  Glenoit Corporation, 11.00%, BOND,
                4/15/2007* .............................    D           Ca                115,200
                                                                                     ------------
                                                                                          455,200
                                                                                     ------------
              UTILITIES -- 2.77%
   4,000,000  Mission Energy Holdings, 13.50%, BOND,
                7/15/2008 ..............................    BB-         Ba2             4,460,000
                                                                                     ------------
                                                                                        4,460,000
                                                                                     ------------
              TOTAL FIXED INCOME (cost $191,807,013) ..........................      $130,433,675
                                                                                     ------------

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


COMMON STOCK, PREFERRED STOCK AND WARRANTS -- 5.45%(a)

                                                                                     Value
       Units         Description                                                    (Note 2)
       -----         -----------                                                    --------
        2,000  Loral Orion Network Systems Inc., warrants ..............        $         20
        6,900  Orbital Imaging Corp., warrants .........................               3,450
      812,070  ICO Global Communications, Class A ......................           1,624,140
          500  Signature Brands, Inc., warrants ........................                   0
          291  Mother's Work, Inc., common stock .......................               2,185
          550  CS Wireless Systems Inc., common stock ..................                   0
        1,000  Knology Holdings Inc., warrants .........................                   0
        5,000  XM Satellite Radio, warrants ............................               3,750
        3,500  Optel Inc., warrants ....................................                   0
        5,925  Capital PAC Holdings Inc., warrants .....................                   0
        9,800  Uniroyal Technology Corp., warrants .....................                   0
        1,799  ANKER Coal Group Inc., preferred stock ..................              44,975
       17,251  GP Strategies Corp., common stock .......................              68,659
      100,000  Commodore Separation Technology, warrants ...............               3,000
      100,000  Commodore Separation Technology, warrants ...............                   0
      203,976  ICO Global Communications, warrants .....................              10,199
      595,258  Altiva Financial, common stock ..........................                   0
       47,031  AMC Financial Inc., common stock ........................              31,511
        4,200  Vector Group, common stock ..............................             170,562
      239,774  Genesis Health Ventures, common stock ...................           5,538,779
        2,784  Genesis Health Ventures, preferred stock ................             278,400
        1,962  O'Sullivan Industries, preferred stock ..................                 196
        5,000  O'Sullivan Industries, warrants .........................                 150
          500  Motels of America Inc., common stock ....................                   0
        8,862  Equus Gaming Co. L.P., common stock .....................               1,773
        3,000  Epic Resorts, warrants ..................................                   0
      148,117  Premier Cruises Ltd., common stock ......................                   0
        1,500  WHX, preferred stock ....................................               7,200
        8,774  NS Group Inc., common stock .............................              60,102
        3,750  Sheffield Steel Corp., warrants .........................                   0
       28,000  Gothic Energy Corporation, warrants .....................                   0
        9,533  Gothic Energy Corporation, warrants .....................                   0
        2,000  Trans World Airlines, warrants ..........................              10,000
       10,000  GIGA Information Group Inc., common stock ...............              20,300
       43,674  North Atlantic Trading Company, preferred stock .........             709,703
      185,900  Ames Department Stores Inc., common stock ...............                   0
        1,500  Telehub Communications Corporation, warrants ............                  15
      475,000  Motient Corporation, common stock .......................             194,750
          450  Mpower, warrants ........................................                 122
        1,500  New World Coffee, warrants ..............................                   0
        1,000  Unifi Communications Inc., warrants .....................                  10
       13,480  Motient Corporation, warrants ...........................               1,886
                                                                                ------------
                     TOTAL COMMON STOCK, PREFERRED STOCK, AND WARRANTS (cost
                         $27,618,774) ........................................     8,785,837
                                                                                ------------
                     TOTAL INVESTMENT IN SECURITIES (cost $219,425,787) ......  $139,219,512
                                                                                ------------

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

SHORT-TERM INVESTMENTS -- 8.06%(a)

  Par                                                                          Value
 Value         Description                                                    (Note 2)
 -----         -----------                                                    --------

               COMMERCIAL PAPER:
$13,000,000    Corning, Inc., 2.85%, 11/07/2001 ........................      $ 12,993,825
                                                                              ------------
               TOTAL SHORT-TERM INVESTMENTS (cost $12,993,825) .........        12,993,825
                                                                              ------------
               TOTAL INVESTMENTS -- 94.38% (cost $232,419,612) .........       152,213,337
                                                                              ------------
               OTHER ASSETS -- 5.62% ...................................         9,063,562
                                                                              ------------
               TOTAL ASSETS -- 100% ....................................      $161,276,899
                                                                              ============
(a)  Percentages indicated are based on total assets.
     NR Denotes not rated.
  *  Non-income producing security.

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS

Investments in securities at value ($232,419,612 at cost; see Schedule of Investments and Note 2) ...........................................  $152,213,337
Cash ...................................................................     3,282,239
Interest and Dividends Receivable ......................................     5,620,062
Prepaid insurance ......................................................       139,211
Other assets ...........................................................        22,050
                                                                          ------------
        Total assets ...................................................  $161,276,899
                                                                          ------------

LIABILITIES AND NET ASSETS

Payables:
  Investment advisory, management and service fees payable .............  $    222,806
  Directors' fees payable ..............................................         6,202
                                                                          ------------
        Total liabilities ..............................................  $    229,008
                                                                          ------------
Net Assets:
  Common stock, $.03 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 27,557,333 shares ........................  $    826,720
  Preferred Stock, $.01 par value ($75,000,000 liquidation preference) --
    Authorized -- 1,000,000 shares
    Issued and outstanding -- 3,000 series W shares ....................    75,000,000
  Capital in excess of par value .......................................   287,272,362
  Distribution in excess of common dividends ...........................    (1,358,186)
  Accumulated net realized loss from security transactions .............  (120,486,729)
  Net unrealized depreciation on investments ...........................   (80,206,276)
                                                                          ------------
        Total net assets ...............................................  $161,047,891
                                                                          ============
        Total liabilities and net assets ...............................  $161,276,899
                                                                          ============
Net asset value per common share outstanding (net assets less preferred shares at liquidation value, divided by 27,557,333 shares issued and
  outstanding) .........................................................       $3.12
                                                                               =====

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:
  Interest income ............................................    $  20,191,720
  Dividend income ............................................           41,473
  Accretion of bond discount .................................        4,322,945
  Other miscellaneous income .................................           13,664
                                                                   -------------
        Total investment income ..............................    $  24,569,802
                                                                  -------------

EXPENSES:
  Interest expense ...........................................    $   1,411,582
  Investment advisory fees (Note 3) ..........................        1,092,901
  Custodian and transfer agent fees ..........................          171,815
  Insurance expense ..........................................          133,293
  Professional fees ..........................................          418,937
  Director fees ..............................................          121,438
  Fund printing and postage expense ..........................          141,918
  Preferred shares broker expense ............................          106,140
  Miscellaneous expense ......................................          273,310
                                                                  -------------
        Total expenses .......................................    $   3,871,334
                                                                  -------------
        Net investment income ................................    $  20,698,468
                                                                  -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments sold .......................   $ (36,946,575)
  Net change in unrealized depreciation of investments (Note 2)     (15,891,510)
                                                                  -------------
        Net realized and unrealized loss on investments .......   $ (52,838,085)
                                                                  -------------
        Net decrease in net assets resulting from operations ..   $ (32,139,617)
                                                                  =============
                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

STATEMENT OF CASH FLOWS
For the year ended October 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:

  Interest and dividends received .............................   $  21,440,621
  Operating expenses paid .....................................      (3,872,015)
                                                                  -------------
        Net cash provided by operating activities .............   $  17,568,606
                                                                  -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of portfolio securities ............................   $(112,638,088)
  Sales and maturities of portfolio securities ................     129,992,390
  Net purchase of short term securities .......................     (11,489,825)
                                                                  -------------
        Net cash used in investing activities .................   $   5,864,477
                                                                  -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of bank loan .....................................   $ (71,000,000)
  Preferred share offering proceeds ...........................      75,000,000
  Preferred share offering expenses paid ......................      (1,098,164)
  Preferred share dividend payment ............................      (1,872,150)
  Common stock dividends paid from operations .................     (24,406,635)
  Shares issued to common stockholders for reinvestment
    of dividends ..............................................       1,225,140
  Capital contributions .......................................       1,999,997
                                                                  -------------
        Net cash used in financing activities .................   $ (20,151,812)
                                                                   -------------
NET INCREASE IN CASH ..........................................   $   3,281,271
CASH, BEGINNING OF YEAR .......................................             968
                                                                  -------------
CASH, END OF YEAR .............................................   $   3,282,239
                                                                  =============
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net decrease in net assets resulting from operations ........   $ (32,139,617)
  Decrease in interest and dividends receivable ...............       2,491,477
  Decrease in prepaid insurance ...............................          60,289
  Increase in other assets ....................................        (621,339)
  Decrease in accrued expenses ................................        (737,343)
  Net realized loss on investments ............................      36,946,575
  Change in net unrealized loss on investments ................      15,891,510
  Accretion of bond discount ..................................      (4,322,946)
                                                                  -------------
        Net Cash Provided By Operating Activities .............   $  17,568,606
                                                                  =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for interest ....................   $   1,532,227
  Cash paid during the period for excise taxes ................   $     103,980
                                                                  =============

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 Fiscal Year Ended October 31,
                                                               ------------------------------------
                                                                  2001                   2000
                                                               -------------          -------------
FROM OPERATIONS:
  Net investment income ..................................     $  20,698,468          $  30,027,378
  Net realized loss on investments sold ..................       (36,946,575)           (35,396,240)
  Change in net unrealized depreciation of investments ...       (15,891,510)           (12,125,584)
                                                               -------------          -------------
        Net decrease in net assets resulting from
          operations .....................................     $ (32,139,617)         $ (17,494,446)
                                                               -------------          -------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (267,348 and 195,029, respectively) to
    common stockholders for reinvestment of dividends ....     $   1,225,140          $   1,224,804
                                                               -------------          -------------
        Net increase in net assets resulting from fund
          share transactions .............................     $   1,225,140          $   1,224,804
                                                               -------------          -------------
FROM CAPITAL CONTRIBUTIONS:
  Shares issued (421,052 shares) .........................         $  12,632          $          --
  Net proceeds from capital contributions ................         1,987,365                     --
                                                               -------------          -------------
        Net increase in net assets resulting from capital
          contributions ..................................     $   1,999,997          $          --
                                                               -------------          -------------
FROM DISTRIBUTIONS TO STOCKHOLDERS:
  Common dividends .......................................     $ (20,698,468)         $ (27,557,848)
  Distributions in excess of net investment income .......        (3,708,167)                    --
                                                               -------------          -------------
        Net decrease in net assets resulting from
          distributions ..................................     $ (24,406,635)         $ (27,557,848)
                                                               -------------          -------------
FROM PREFERRED STOCKHOLDERS TRANSACTIONS:
  Preferred share offering ...............................     $  75,000,000          $          --
  Preferred share offering costs .........................        (1,098,164)                    --
  Preferred share dividends ..............................        (1,872,150)                    --
                                                               -------------          -------------
        Net increase in net assets from preferred shares
          transactions ...................................        72,029,686                     --
                                                               -------------          -------------
        Total increase (decrease) in net assets ..........     $  18,708,571         $  (43,827,490)
                                                               -------------          -------------
NET ASSETS:
  Beginning of year ......................................       142,339,320            186,166,810
                                                               -------------          -------------
  End of year ............................................     $ 161,047,891          $ 142,339,320
                                                               =============          =============

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                                                 For the Years Ended October 31, (b)(c)
                                               ------------------------------------------------------------------------------
                                                  2001               2000             1999             1998             1997
                                               --------        -----------      -----------      -----------      -----------
Net asset value, beginning of year ..........  $   5.30            $  6.98          $  7.97         $  11.94         $  11.70
                                               --------        -----------      -----------      -----------      -----------
Net investment income .......................  $   0.74#           $  1.12#         $  1.08#         $  1.30#         $  1.38#
Net realized and unrealized gain (loss)
  on investments.............................     (1.96)#            (1.77)#          (1.00)#          (3.76)#           0.72#
                                               --------        -----------      -----------      -----------      -----------
        Total from investment operations       $  (1.22)          $  (0.65)         $  0.08         $  (2.46)         $  2.10
                                               --------        -----------      -----------      -----------      -----------
Distributions:
Dividends from accumulated net investment
  income
    To preferred stockholders ...............  $  (0.07)          $     --         $     --         $  (0.03)        $  (0.09)
    To common stockholders ..................     (0.90)             (1.03)           (1.26)           (1.26)           (1.26)
                                               --------           --------         --------         --------         --------
        Total distributions .................  $  (0.97)          $  (1.03)        $  (1.26)        $  (1.29)        $  (1.35)
                                               --------           --------         --------         --------         --------
Effect of common stock issue ................  $   0.06           $     --         $     --         $     --         $     --
Effect of related expenses from rights
  offerings .................................     (0.05)                --             0.19            (0.22)            (.51)
                                               --------           --------         --------         --------         --------
Net asset value, end of year ................  $   3.12           $   5.30         $   6.98         $   7.97         $  11.94
                                               ========           ========          =======         ========         ========
Per share market value, end of year .........  $   4.24           $   5.69          $  7.94         $  10.25         $  12.39
                                               ========           ========         ========         ========         ========
Total investment return .....................     (9.82)%            (8.31)%           11.78%          (7.63)%           14.82%
                                               ========           ========         ========         ========         ========
Net assets, end of year, applicable to
  common stock (a) ..........................  $ 86,048           $142,924         $186,167         $157,800         $175,909
                                               ========           ========         ========         ========         ========
Net assets, end of year, applicable to
  preferred stock (a) .......................  $ 75,000           $     --         $     --         $     --         $ 20,000
                                               ========           ========         ========         ========         ========
Net assets, end of year (a) .................  $161,048           $142,924         $186,167         $157,800         $195,909
                                               ========           ========         ========         ========         ========
Ratio of operating expenses to average
  net assets, applicable to common stock .....    (3.75%)             4.46%            2.67%            2.67%            2.30%
Ratio of net investment income to average
  net assets, applicable to common stock .....    20.06%             17.59%           13.72%           11.92%           11.94%
Portfolio turnover rate ......................    73.63%            104.99%          126.45%          156.48%          176.04%

(a) Dollars in thousands.
(b) The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-
    for-three reverse stock split in April of 1998.
(c) As of January 21, 2000, the Fund entered into a new advisory agreement with Highland Capital Management, L.P. For periods prior to that date, the Fund was advised by a different investment advisor.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

INFORMATION REGARDING SENIOR SECURITIES

                                                                        As of October 31,
                                       ----------------------------------------------------------------------------------------
                                           2001             2000             1999             1998             1997
                                       ---------------------------------------------------------------------------------------
Total Amount Outstanding:
  Indebtedness                          $        --      $71,000,000      $50,000,000      $40,000,000      $20,000,000
  Preferred stock                        75,000,000               --               --               --       20,000,000

Asset Coverage:
  Per Indebtedness (a)                          N/A              330%             472%             495%           1,080%
  Per preferred stock share (b)                 215%             N/A              N/A              540%             402%

Involuntary Liquidation Preference:
  Per preferred stock share (c)         $    25,000              N/A              N/A              N/A      $   100,000

Approximate Market Value:
  Per note                                      N/A              N/A              N/A              N/A      $  1,003.80
  Per preferred stock share             $    25,000              N/A              N/A              N/A          100,000

(a) Calculated  by  subtracting  the Fund's total liabilities (not including bank loans and senior securities)
    from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.
(b) Calculated  by  subtracting  the Fund's total liabilities (not including bank loans and senior securities)
    from  the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.
(c) Plus accumulated and unpaid dividends.

                            See accompanying notes.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

(1) ORGANIZATION AND OPERATIONS
    Prospect Street High Income Portfolio, Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988, and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

    The Fund invests primarily in securities of fixed-maturity, corporate debt securities and redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

    See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES
    (a) VALUATION OF INVESTMENTS
    Investments for which listed market quotations are readily available are stated at market value, which is determined by using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

    Other investments, which comprise the major portion of the Fund's portfolio holdings, are primarily non-investment grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker dealers, subject to review and adjustment by the investment adviser based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. The Board of Directors has approved these procedures.

    The fair value of restricted securities is determined by the investment adviser pursuant to procedures approved by the Board of Directors.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
    Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis. It is the Fund's policy to place securities on non-accrual status when collection of interest is doubtful.

    (c) FEDERAL INCOME TAXES
    It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. At October 31, 2001, the Fund had no tax provision as all earnings were distributed.

    At October 31, 2001, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

          CARRYOVER
          AVAILABLE                EXPIRATION DATE
          ----------               ----------------
        $     808,396              October 31, 2002
            3,703,531              October 31, 2003
            4,688,248              October 31, 2006
           37,335,815              October 31, 2007
           35,790,515              October 31, 2008
           36,946,575              October 31, 2009
        ------------
        $119,273,080

    (d) CASH FLOW INFORMATION

    The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

    (e) CASH AND CASH EQUIVALENTS
    The company considers all highly liquid investments purchased with initial maturity at three months or less to be cash equivalents.

(3) INVESTMENT ADVISORY AGREEMENT
    Highland Capital Management, L.P. ("Highland," or "Investment Adviser") earned $1,092,901 in management fees for the period from November 1, 2000 to October 31, 2001. Management fees paid by the Fund to Highland were calculated at .65% (on an annual basis) of the average weekly net asset value, defined as total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and including the liquidation preference of any share of preferred stock and accrued and unpaid dividends on any shares of preferred stock up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000). On October 31, 2001, the fee payable to the investment advisor was $80,000, which is included in the accompanying statement of assets and liabilities.

(4) PURCHASES AND SALES OF SECURITIES
    For the twelve months ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated approximately $112,638,000 and $129,992,000, respectively. There were no purchases or sales of U.S. Government obligations during the twelve months ended October 31, 2001. The aggregate cost of purchases of short-term investments was approximately $11,490,000.

    The Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts, that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Adviser to be equitable to the fund and such other accounts. The Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

    (5) CERTAIN TRANSACTIONS
    Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

    Directors who are not officers or employees of the Investment Adviser receive fees of $10,000 per year plus $2,000 per Directors' meeting attended, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meetings and $1,000 per conference call meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with the reimbursement of actual out-of- pocket expenses incurred relating to attendance at such meeting. For the period from November 1, 2000 to October 31, 2001, the Fund paid $105,000 to its Board of Directors.

(6) DIVIDENDS AND DISTRIBUTIONS
    The Board of Directors of the Fund declared regular dividends on the common stock of $0.075 per common share payable on the last day of November 2000 through October 2001 to holders of record at the close of business 10 days prior to such date.

    Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay monthly distributions to common shareholders. As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) allocated to common shareholders for income tax purposes. All shareholders of the Fund are automatically considered participants in the Dividend Reinvestment Plan (the "Plan") unless they elect to do otherwise. Under the Plan, when the market price of common stock is equal to or exceeds the net asset value on the record date for distributions, participants will be issued shares of common stock at the most recently determined net asset value, but in no event less than 95% of the market price, and when the net asset value of the common stock exceeds its market price, or if the Fund declares a dividend or capital gains distribution payable only in cash, the dividend- paying agent will buy the common stock in the open market for the participants' account. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(7) PREFERRED STOCK
    On March 16, 2001, the Fund issued 3,000 shares each of Series W Auction Rate Cumulative "Preferred Shares" with $.01 par value, $25,000 liquidation preference, for a total issuance of $75,000,000. All such Preferred Shares were outstanding as of October 31, 2001. Costs associated with the offering of approximately $1,098,164 were charged against capital in excess of par value. The Fund used the net proceeds of the offering to pay down the then existing indebtedness of $52,000,000. The Fund may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Significant provisions of Series W cumulative preferred shares follow.

REDEMPTION
    Shares of preferred stock are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure a failure to meet certain asset coverages as defined in the prospectus or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Charter and applicable law, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on a parity with the preferred stock.

DIVIDENDS
    The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days are set out in a notice designating a special dividend period. Dividends are cumulative from the date the shares are first issued and will be paid out of legally available funds.

    In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.

    VOTING RIGHTS The Fund's Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as a separate class on other matters as required under the Fund's Charter, the 1940 Act and Maryland law.

LIQUIDATION
    In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to common stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

(8) 2001 ANNUAL STOCKHOLDERS' MEETING
    At the annual meeting held on March 30, 2001, 90.50% of the shares of the Company was represented. Each proposal was approved by the shareholders. The results of the election, expressed as a percentage of the shares voting, were as follows:

                                                                  FOR         AGAINST       ABSTAIN       NON VOTE

1. Election of Directors                                          97.2          2.8           0.0            0.0
2. Approval to modify the Fund's investment restriction to        58.1          4.8           2.3           34.8
   permit investments in senior loans.
3. Approval to eliminate the Fund's investment restriction        55.2          7.2           2.5           35.1
   relating to investments in certain securities where
   certain affiliates of the fund also own such securities.
4. Approval of amendment to Charter to require a "super           56.5          5.9           2.7           34.9
   majority" vote of the Board of Directors and
   stockholders in order to change key aspects of the Fund.
5. Ratification of Ernst & Young LLP as independent               97.7          1.4           0.9           0.0
   auditors.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
  Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying statement of assets and liabilities of Prospect Street High Income Portfolio Inc., including the schedule of investments, as of October 31, 2001, and related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Prospect Street High Income Portfolio, Inc. for the year ended October 31, 1999 and for the three years then ended were audited by other auditors whose report dated December 17, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio, Inc. as of October 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in period then ended and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                       ERNST & YOUNG LLP

Dallas, Texas
December 18, 2001

                 PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

INVESTMENT ADVISER                      AUDITORS
Highland Capital Management, L.P.       Ernst & Young, LLP
13455 Noel Road, Suite 1300             2121 San Jacinto Street
Dallas, TX 75240                        Suite 1500
                                        Dallas, TX 75201
OFFICERS
James Dondero -- President              TRANSFER AND SHAREHOLDERS' SERVICING
Mark Okada -- Executive Vice-President  AGENT
R. Joseph Dougherty -- Senior Vice-     State Street Bank and Trust Company
                       President        P.O. Box 8200
                       and Secretary    Boston, MA 02266
                                        (800) 426-5523
DIRECTORS
James Dondero                           CUSTODIAN
Timothy Hui                             State Street Bank and Trust Company
Scott Kavanaugh                         Boston, MA
James Leary
Bryan Ward                              Listed: NYSE
                                        Symbol: PHY
LEGAL ADVISER
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

FACTS FOR SHAREHOLDERS:

Prospect Street High Income Portfolio, Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal and Wall Street Journal Online publish Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron's Market Week every Saturday. Our website is www.prospectstreet.net.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m. e.s.t.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- 4th floor, North Quincy, MA 02171.

  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
  13455 Noel Road, Suite 1300
  Dallas, TX 75240
                                                                 PHYMC-AR-1201